Exhibit 4.1

NUMBER

S

SHARES

TransEnterix™

TransEnterix, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 89366M 10 2

THIS IS TO CERTIFY that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE $.001 EACH OF

TransEnterix, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

Specimen

Joshua B. Weingard
Corporate Secretary

Todd M. Pope
President and Chief Executive Officer

Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, N.J.)
Transfer Agent and Registrar

By

Authorized Officer

AMERICAN BANK NOTE COMPANY

PROOF OF: DECEMBER 5, 2013
TRANSENTERIX, INC.
WO- 7864 FACE
OPERATOR: DKS
NEW

ABnote North America
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: HOLLY GRONER 931-490-7660

Colors Selected for Printing: Intaglio prints in SC-20 Dark Brown. Logo Prints in PMS 295 Blue and 283 Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT – ________ Custodian ________ (Cust) (Minor)	
TEN ENT	– as tenants by the entireties	under Uniform Gifts to Minors	
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	Act ________ (State)	

Additional abbreviations may also be used though not in the above list.

For Value Received, ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE TYPEWRITE NAME AND ADDRESS)

____

____ *Shares*

of the Stock represented by the within certificate and do hereby irrevocably constitute and appoint

____ *attorney,*

to transfer the same on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ______________________

____

Notice: The Signature to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

Specimen

Signature(s) Guaranteed:

____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ABnote North America **711 ARMSTRONG LANE** **COLUMBIA, TENNESSEE 38401** **(931) 388-3003**	PROOF OF: DECEMBER 5, 2013 **TRANSENTERIX, INC.** **WO- 7864 BACK**
HOLLY GRONER 931-490-7660	OPERATOR: DKS
	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

PREVIOUSLY PRINTED CERTIFICATE SCANNED FOR PROOFING.